UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2016

AVEO Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34655	04-3581650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Broadway, 14th Floor Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 588-1960

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 13, 2016, AVEO Pharmaceuticals, Inc. (the “Company”) reported on a Current Report on Form 8-K (the “May 13, 2016 Form 8-K”) that it had entered into an Amendment No. 4 to Loan and Security Agreement (the “Amendment”) with Hercules Capital, Inc. (“Hercules”), as lender and administrative agent, Hercules Technology III, L.P. and the several banks and financial institutions from time to time parties thereto (collectively, the “Lenders”), amending that certain Loan and Security Agreement, dated as of May 28, 2010, by and among the Company and the Lenders, as amended to date (the “Loan Agreement”).

Pursuant to the Amendment, upon receipt by the Company of at least $15 million in gross cash proceeds from the issuance and sale by the Company of its equity securities to certain investors (the “Term Loan A Condition”), the Company was eligible to receive a new term loan advance from the Lenders. The Company satisfied the Term Loan A Condition upon the closing, on May 17, 2016, of its previously announced private placement of common stock. Accordingly, on May 17, 2016, the Company borrowed from the Lenders an additional $5.0 million under the Loan Agreement (“New Term Loan A”). New Term Loan A bears per annum interest in accordance with the terms of the Loan Agreement. As of May 17, 2016, New Term Loan A bore interest at a rate of 11.90% per year, which is subject to adjustment from time to time as provided in the Loan Agreement. Other terms and conditions of the Loan Agreement, the Amendment and New Term Loan A are set forth in the May 13, 2016 Form 8-K and are incorporated herein by reference thereto.

The foregoing descriptions of the Loan Agreement, the Amendment and New Term Loan A are not complete and are qualified in their entirety by reference to the full text of (i) the Loan Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 4, 2010, (ii) Amendment No. 1 to the Loan Agreement, which was filed as Exhibit 10.25 to the Company’s Annual Report on Form 10-K filed on March 20, 2012, (iii) Amendment No. 2 to the Loan Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 4, 2012, (iv) Amendment No. 3 to the Loan Agreement, which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on November 5, 2014 and (v) Amendment No. 4 to the Loan Agreement, which was filed as Exhibit 10.4 to the May 13, 2016 Form 8-K.

Item 8.01 Other Events.

On May 18, 2016, the Company issued a press release announcing (i) that it completed the closing of its previously disclosed private placement in which it sold to certain qualified institutional buyers, institutional accredited investors and accredited investors units to purchase an aggregate of approximately $17,025,000 of common stock and warrants to purchase common stock and (ii) that the Company borrowed $5.0 million from the Lenders pursuant to New Term Loan A. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Neither the filing of the press release as an exhibit to this Current Report on Form 8-K nor the inclusion in the press release of a reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at its internet address into this Current Report on Form 8-K. The information available at the Company’s internet address is not part of this Current Report on Form 8-K or any other report filed by the Company with the Securities and Exchange Commission.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K and the exhibit attached hereto contain forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this Form 8-K or in the exhibit attached hereto are forward-looking statements. The words “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “could,” “should,” “seek,” or the negative of these terms or other similar expressions, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. This Form 8-K and the exhibit attached hereto also contain forward-looking statements regarding, among other things, the Company and its collaborators’ future discovery, development and commercialization efforts, plans, timelines and strategies, the Company’s collaborations, its future operating results, future prospects and financial position, its business strategy, and other objectives for its operations. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that the Company makes due to a number of important factors, including risks relating to its ability to maintain its third party collaboration agreements, and its ability, and the ability of its licensees, to achieve development and commercialization objectives under these arrangements; the Company’s ability, and the ability of its licensees, to demonstrate to the satisfaction of applicable regulatory agencies the safety, efficacy and clinically meaningful benefit of the Company’s product candidates; the Company’s ability to successfully enroll and complete clinical trials of its product candidates, including its planned TIVO-3 study; the Company’s ability to achieve and maintain compliance with all regulatory requirements applicable to its product candidates; the Company’s ability to obtain and maintain adequate protection for intellectual property rights relating to its product candidates and technologies; developments, expenses and outcomes related to the Company’s ongoing shareholder litigation; the Company’s ability to successfully implement its strategic plans; the Company’s ability to raise the substantial additional funds required to achieve its goals; unplanned capital requirements; adverse general economic and industry conditions; competitive factors; and those risks discussed in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, each as filed with the SEC, and in other filings the Company makes with the SEC from time to time. In addition, the forward-looking statements included in this Form 8-K and in the exhibit attached hereto represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01 Financial Statements and Exhibits.

The Exhibit to this Current Report on Form 8-K is listed in the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVEO Pharmaceuticals, Inc.
Date: May 18, 2016

	By:	/s/ Michael Bailey
Michael Bailey
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 18, 2016